UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2005

FAVRILLE, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10421 PACIFIC CENTER COURT, SUITE 150 SAN DIEGO, CALIFORNIA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 526-8000
(Registrants telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

As previously announced in Favrille, Inc.’s December 7, 2005 press release, Favrille will be presenting long-term follow-up data from the Company’s Phase 2 clinical trial of FavId® following Rituxan® therapy in patients with follicular B-cell non-Hodgkin’s lymphoma at the American Society of Hematology (ASH) Annual Meeting held in Atlanta, Georgia.

The oral presentation entitled, “Extended Follow-Up and Analysis with Central Radiological Review of Patients Receiving FavId (Id/KLH) Vaccine Following Rituximab,” will be given by Omer Koc, M.D., co-primary investigator and Staff Physician, Hematology/Oncology at the Cleveland Clinic Foundation, on Tuesday, December 13, 2005, at the Georgia World Congress Center in Atlanta, Georgia beginning at 8:15 a.m. local time.

A copy of the press release announcing the data to be presented at the meeting is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits

99.1             Press release dated December 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAVRILLE, INC.

	By:	/s/ Tamara A. Seymour
Date: December 12, 2005		Tamara A. Seymour
Chief Financial Officer

INDEX TO EXHIBITS

99.1                           Press release dated December 13, 2005.